Contingencies	12 Months Ended
Dec. 31, 2020
Disclosure of Contingencies [Abstract]
Contingencies

23.	Contingencies

As of December 31, 2020, the Company has the following contingencies:

a. Pacific Steel, Inc. (PS), a subsidiary located in National City in San Diego County, California, United States of America, for which the main activity is the purchase and sale of scrap, has the following environmental contingencies:

California Department of Toxic Substances Control

On September 2002, the Department of Toxic Substances Control (DTSC) inspected PS facilities based on an alleged complaint from neighbors due to PS’s excavating to recover scrap metal on its property and on a neighboring property, which PS rents from a third party (BNSF Railway). In this same month, DTSC issued an enforcement order of imminent and substantial endangerment determination, which alleges that certain soil piles, soil management and metal recovery operations may cause an imminent and substantial danger to human health and the environment; consequently, DTSC sanctioned PS for violating Hazardous Waste Control Laws in the State of California and imposed the obligation to remedy the site. On July 26, 2004, in an effort to continue with this order, DTSC filed against PS a Complaint for Civil Penalties and Injunctive Relief in San Diego Superior Court. On July 26, 2004, the court issued a judgment, whereby PS was obligated to pay USD$ 0.2 million, which has been paid.

On June 6, 2010, the DTSC and the San Diego Department of Environmental Health (DEH) inspected the facilities of PS, in response to a general complaint. On August 10, 2010 DTSC and DEH conducted a second inspection and found seven infractions. The DEH is satisfied with the compliance of PS on those issues; however, on October 19, 2010 the technical division of the DTSC recommended to the legal division of DTSC that it impose significant penalties.

The land remediation was suspended at the beginning of 2011 due to the inefficiency of the process, which was verified by several studies. As an alternative, once the necessary permits were obtained from the authorities in Mexico, the Mexicali plant began the process of importing non-RCRA soil for final disposal in a secure landfill based in Nuevo Leon State. This landfill is deposited after the separation of the metal content, which is used as raw material in the melting process. PS has completed the shipment of non-RCRA soil for final disposal in Nuevo Leon State.

The disposition of a stack estimated at 8,000 tons of material classified RCRA (hazardous for Federal purposes) was also considered for shipment to Mexico. The process began in early 2013, but the response from the authorities was slow. Therefore, on April 9, 2015, a letter from the California Attorney General Department of Justice (Attorney General) was received where PS is required to, in the absence of obtaining permission from the Mexican authorities; present a program for transport the pile of contaminated soil classified as RCRA to an authorized confinement in the United States at the latest on April 22, 2015. This letter warned that PS must ship the RCRA soil no later than July 9, 2015, or risk DTSC proceeding with a civil lawsuit seeking the maximum amount of fines established by law and corresponding legal redress.

On April 21, 2015, PS sent a letter to the Attorney General explaining that the authorities in Mexico had not denied permission to the Company but had simply requested that it present its application in a different format, which had already been presented and reviewed by the authority on April 17, 2015.

On July 23, 2015, the Attorney General denied the extension requested by PS and demanded the immediate shipments of the RCRA stack to an authorized landfill. PS began transporting RCRA soil on July, 29, 2015, and completed removal of the RCRA stack by September 12, 2015 with a total of 3,000 metric tons.

On January 5, 2016, the Attorney General and PS stipulated to filing a “final judgment and order on consent” or Consent Judgment in San Diego Superior Court. The parties negotiated the Consent Judgment, which includes the following terms:

- PS to pay USD$ 0.138 million as a civil penalty for alleged violations of the 2004 Corrective Action Consent Agreement. PS has made all of the required payments to DTSC as of December 31, 2017.

- Remove the RCRA soil pile and send it to an approved landfill. The Judgment indicates that the Company complied with this commitment by October 2, 2015.

- After eliminating the soil pile of RCRA, the Company should take samples of the floor in which it was located. Samples were taken and the results indicate that the floor had pollution levels that exceeded the limits established by Government. In April 7, 2016, the General Prosecutor and the DTSC required that the Company would turn over the floor ten feet wide and two feet down in the perimeter of the area in which was located the soil pile RCRA and to dispose it in an approved confinement. In turn, PS convinced to DTSC to reach a Turnpike Agreement at august 10, for which would be paid during two years (up to August 10, 2018) the Agreement was extended, as of August 10, 2018, for a two years additional period, in force up to August 10, 2020. These Agreement had another extension, in force up to August 10, 2021.

- The Company shall continue to meet the conditions of the final judgment, the corrective measures, and all tasks arising from this, which were entered in the same court in 2004.

On May 29, 2019, the company presented a proposal to the DTSC, to carry out a work plan in March 2020, the DTSC has agreed tentatively, with that proposal or work plan.

In September 2020, PS informed the DTSC that it had been significantly affected by the COVID pandemic and the corresponding economic downturn, although it was still committed to the application of a work plan from IM, it required implementation efforts to be put on hold. Such deployment is in hold as of this date.

PS is working to develop a “corrective measures study” (CMS) that is intended to develop a plan for determining what remedy will be implemented at the site. To date, it is unclear what the appropriate remedy to implement at the PS site will be, when the CMS will be completed, how long remediation will take, and how much it will cost.

b.	As with most steel producers in United States of America, Republic could incur significant costs related to environmental issues in the future, including those arising from environmental compliance activities and remediation stemming from historical waste management practices at the Republic’s facilities. The reserve created to cover probable environmental liabilities of USD$ 2.5 million and USD$ 2.6 million were recorded as of December 31, 2020 and 2019, respectively. The reserve includes incremental direct costs of remediation efforts and post-remediation monitoring costs that are expected to be paid after corrective actions are complete. As of December 31, 2020, the current and non-current portions of the reserve amounted to USD$ 1.0 million and USD$ 1.5 million, (USD$ 1.0 million and USD$ 1.6 million in 2018), respectively, are included in accounts payable and accumulated liabilities in the short and long term, respectively, in the Consolidated Statements of Financial Position.

c.	The Company is not aware of any material environmental remediation liabilities or contingent liabilities relating to environmental matters with respect to facilities, for which the establishment of an additional reserve would be necessary at this time. In the event that, in the future, the Company incurs in any such additional expenses, these costs will most likely be incurred over a number of years. However, future regulatory action regarding historical waste management practice in the facilities of Republic PS and future changes in applicable laws and regulations may require the Company to incur significant costs that may have a material adverse effect on the future financial performance of the Company.

d.	The Company is involved in a series of lawsuits and legal claims that have arisen during the normal course of its operations. The Company and its legal advisors do not expect the outcome of these matters to have any significant adverse effect on the Company’s financial position and results of operations, therefore it has not been recognized any liabilities for such lawsuits and claims.

e.	Mexican tax authorities have the right to review, at least the previous five years and could determine differences in taxes payable, plus any corresponding adjustments, surcharges and fines.

f.	Tax authorities in the United States of America have the right to review, at least the previous three years and could determine differences in taxes payable, plus its corresponding adjustments, surcharges and fines.

g.	Canadian tax authorities have the right to review, at least the previous four years and could determine differences in taxes payable, plus its corresponding adjustments, surcharges and fines.

h.	Brazilian tax authorities have the right to review, at least the previous five years and could determine differences in taxes payable, plus its corresponding adjustments, surcharges and fines.

i.	On September 5, 2017, Grupo Simec and GV do Brasil were notified of the arbitration procedure filed by SMS Concast at the International Court of Arbitration (ICC), which demands the payment of USD $ 1.4 million plus expenses, for additional costs incurred in the construction and assembly of the steelmaking area of the Brazilian plant. On November 6, 2017, the companies of the Group replied to the demand and filed a counterclaim against SMS Concast for the amount of USD $ 5 million, which GV do Brasil utilized on the equipment to work properly. On February 26, 2020 the arbitrators sentenced our companies to individual and joint payments of various amounts and in different currencies. In March 2021, the matter was settled through the payment of USD $450,0003.

j.	During the year 2018 Grupo Simec and some of its subsidiaries have been audited by the tax authorities of Mexico with respect to fiscal years from 2013 to 2017. The tax which the authority pretends to impose are non-existent taxes, which we have been litigating through various means including “amparo”, lawsuits, resources of revocation in some cases and nullity lawsuit in others. As of December 31, 2018, the payment has not been enforceable in any of the disputed matters. The amount of tax credits being appealed in court ascends to $ 5,880 million. During the 2020 and 2019 financial year, some of the Simec Group subsidiaries that have oversight acts affected tax payments and expenses through Remedial Agreements signed between the companies and the Tax Administration Service (SAT) during the aforementioned years for an amount of $554.4 million and $2,323.7 million. All lawsuits regarding the tax credits were settled, the amount was $5,880 million.

k.	Related to Republic Steel’s audits of GST for the periods 2015-2016 and 2017-2018 made by the Canadian Revenue Agency (CRA), amounts of USD $4,178,517 plus interest for the period 2015-2016 and USD $6,372,306 plus interest for the period 2017-2018 were determined by the CRA. The Company presented a notice of objection for the 2015-2016 period on September 2018 and another for the 2017-2018 period on March 2021. As of March 19, 2021 all information was provided and we are expecting the final assessment.

l.	In connection with a sales and use tax audit by the Ohio Department of Taxes covering the period from January 1, 2009 to December 31, 2012, an assessment of $ 2,452,028 (including interests of $ 394,138) against the Company was issued, on December 9, 2016. The Company does not agree with the evaluation in its entirety and has filed a Reevaluation Petition on January 30, 2017 appealing the assessment to the Ohio Board of Tax Appeals. As of May 27, 2020, no resolution has been obtained on this appeal. The Company also received a notification of appraisal at December 11, 2020, for $1,631,827 (including interest for $339,885, which covers the period from January 1st, 2014 to September 30, 2018, The Company neither agreed with the appraisal in its whole, for the same reasons and it has presented an appeal before the Board of Tax Appeals of Ohio. At March 2021, no resolution on any of these appeals have not been obtained.

m.	Related to Republic Steel’s audits of GST for the periods 2015-2016 and 2017-2018 made by the Canadian Revenue Agency (CRA), Amounts of USD $4,178,517 plus interest for the period 2015-2016 and USD $6,372,306 plus interest for the period 2017-2018 were determined by the CRA. The Company presented a notice of objection for the 2015-2016 period on September 2018 and another for the 2017-2018 period on March 2021. As of march 19, 2021 all information was provided and we are expecting the final assessment.

Due to the nature of this matter and the uncertainty of the resolution on the appeal that is in the early stages, the Company has not recorded an expense in the fiscal year 2019 or 2018 that recognizes the evaluation or any estimated amount of liquidation.